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                          VAN KAMPEN AMERICAN CAPITAL
                    SUPPLEMENT DATED JANUARY 2, 1998 TO THE

    STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1997, AS PREVIOUSLY
                         SUPPLEMENTED ON JULY 21, 1997
                        VKAC REAL ESTATE SECURITIES FUND

    The Distributor has entered into an agreement with The Prudential Insurance Company of America under which the Fund shall be offered pursuant to the PruArray Program. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact Prudential for further information concerning the PruArray Program including, but not limited to, minimum size and operational requirements.